EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-May-05                                                             31-May-05

Distribution Date:       BMW Vehicle Owner Trust 2004-A                Period #
27-Jun-05                ------------------------------                      13

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Balances
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                                                                                  Initial               Period End
      Receivables                                                          $1,500,120,934             $873,946,594
      Reserve Account                                                          $9,683,915              $15,191,422
      Yield Supplement Overcollateralization                                  $10,287,158               $5,864,574
      Class A-1 Notes                                                        $313,000,000                       $0
      Class A-2 Notes                                                        $417,000,000             $108,248,244
      Class A-3 Notes                                                        $470,000,000             $470,000,000
      Class A-4 Notes                                                        $256,312,000             $256,312,000
      Class B Notes                                                           $33,521,000              $33,521,000

Current Collection Period
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      Beginning Receivables Outstanding                                      $918,202,053
      Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                             $24,747,811
                  Receipts of Pre-Paid Principal                              $18,626,855
E.                Liquidation Proceeds                                           $424,118
                  Principal Balance Allocable to Gross Charge-offs               $456,675
            Total Receipts of Principal                                       $44,255,459

            Interest Distribution Amount
                  Receipts of Interest                                         $3,512,385
                  Servicer Advances                                                    $0
                  Reimbursement of Previous Servicer Advances                    ($45,470)
                  Accrued Interest on Purchased Receivables                            $0
                  Recoveries                                                      $18,706
                  Net Investment Earnings                                         $35,553
            Total Receipts of Interest                                         $3,521,174

            Release from Reserve Account                                               $0

      Total Distribution Amount                                               $47,319,958

      Ending Receivables Outstanding                                         $873,946,594

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                    $770,188
      Current Period Servicer Advance                                                  $0
      Current Reimbursement of Previous Servicer Advance                         ($45,470)
      Ending Period Unreimbursed Previous Servicer Advances                      $724,719

Collection Account
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      Deposits to Collection Account                                          $47,319,958
      Withdrawals from Collection Account
            Servicing Fees                                                       $765,168
            Class A Noteholder Interest Distribution                           $1,993,335
            First Priority Principal Distribution                                      $0
            Class B Noteholder Interest Distribution                              $98,328
            Regular Principal Distribution                                    $43,957,099
            Reserve Account Deposit                                                    $0
            Unpaid Trustee Fees                                                        $0
            Excess Funds Released to Depositor                                   $506,027
      Total Distributions from Collection Account                             $47,319,958



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Excess Funds Released to the Depositor
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            Release from Reserve Account                                 $769,249
            Release from Collection Account                              $506,027
      Total Excess Funds Released to the Depositor                     $1,275,276

Note Distribution Account
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      Amount Deposited from the Collection Account                    $46,048,762
      Amount Deposited from the Reserve Account                                $0
      Amount Paid to Noteholders                                      $46,048,762

Distributions
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      Monthly Principal Distributable Amount                      Current Payment         Ending Balance      Per $1,000      Factor
      Class A-1 Notes                                                          $0                     $0           $0.00       0.00%
      Class A-2 Notes                                                 $43,957,099           $108,248,244         $105.41      25.96%
      Class A-3 Notes                                                          $0           $470,000,000           $0.00     100.00%
      Class A-4 Notes                                                          $0           $256,312,000           $0.00     100.00%
      Class B Notes                                                            $0            $33,521,000           $0.00     100.00%

      Interest Distributable Amount                               Current Payment             Per $1,000
      Class A-1 Notes                                                          $0                  $0.00
      Class A-2 Notes                                                    $238,455                  $0.57
      Class A-3 Notes                                                  $1,045,750                  $2.23
      Class A-4 Notes                                                    $709,130                  $2.77
      Class B Notes                                                       $98,328                  $2.93



Carryover Shortfalls
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                                                                          Prior
                                                                    Period Carryover        Current Payment      Per $1,000
      Class A-1 Interest Carryover Shortfall                                   $0                     $0              $0
      Class A-2 Interest Carryover Shortfall                                   $0                     $0              $0
      Class A-3 Interest Carryover Shortfall                                   $0                     $0              $0
      Class A-4 Interest Carryover Shortfall                                   $0                     $0              $0
      Class B Interest Carryover Shortfall                                     $0                     $0              $0


Receivables Data
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                                                                 Beginning Period          Ending Period
      Number of Contracts                                                  51,232                 49,960
      Weighted Average Remaining Term                                       39.12                  38.17
      Weighted Average Annual Percentage Rate                               4.67%                  4.67%

      Delinquencies Aging Profile End of Period                     Dollar Amount             Percentage
            Current                                                  $791,059,730                 90.52%
            1-29 days                                                 $70,771,055                  8.10%
            30-59 days                                                 $9,676,632                  1.11%
            60-89 days                                                 $1,250,489                  0.14%
            90-119 days                                                  $338,419                  0.04%
            120-149 days                                                 $850,270                  0.10%
            Total                                                    $873,946,594                100.00%
            Delinquent Receivables +30 days past due                  $12,115,809                  1.39%



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      Write-offs
            Gross Principal Write-Offs for Current Period                $456,675
            Recoveries for Current Period                                 $18,706
            Net Write-Offs for Current Period                            $437,969

            Cumulative Realized Losses                                 $3,132,480


      Repossessions                                                 Dollar Amount                  Units
            Beginning Period Repossessed Receivables Balance           $1,439,689                     65
            Ending Period Repossessed Receivables Balance              $1,338,466                     57
            Principal Balance of 90+ Day Repossessed Vehicles            $131,740                      8



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                 $6,162,933
      Beginning Period Amount                                          $6,162,933
      Ending Period Required Amount                                    $5,864,574
      Current Period Release                                             $298,360
      Ending Period Amount                                             $5,864,574
      Next Distribution Date Required Amount                           $5,573,378

Reserve Account
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      Beginning Period Required Amount                                $15,960,671
      Beginning Period Amount                                         $15,960,671
      Net Investment Earnings                                             $35,553
      Current Period Deposit                                                   $0
      Current Period Release to Collection Account                             $0
      Current Period Release to Depositor                                $769,249
      Ending Period Required Amount                                   $15,191,422
      Ending Period Amount                                            $15,191,422

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